UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07704

Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2016

Item 1:	Report(s) to Shareholders.

Semiannual report dated August 31, 2016, enclosed.
Schwab Fundamental Global Real Estate Index Fund

This wrapper is not part of the shareholder report.

Schwab Fundamental Global Real Estate Index Fund
Semiannual Report
August 31, 2016

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Returns for the 6 Months Ended August 31, 2016
Schwab Fundamental Global Real Estate Index Fund (Ticker Symbol: SFREX)	17.40% [1]
Russell Fundamental Global Select Real Estate Index (Net)[2]	17.29%
Fund Category: Morningstar Global Real Estate	14.52%
Performance Details	pages 7-8

Minimum Initial Investment[3]	$ 100
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance quoted would be lower.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
Index ownership—“Russell Fundamental Global Select Real Estate Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Global Real Estate Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
[1]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semi-annual reports.
[2]	The total return cited for the index is calculated net of foreign withholding taxes.
[3]	Please see the fund's prospectus for further detail and eligibility requirements.
2Schwab Fundamental Global Real Estate Index Fund

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.
Dear Shareholder,
For the six-month reporting period ended August 31, 2016, the Schwab Fundamental Global Real Estate Index Fund (the fund) generated a double-digit return of 17.4% as low interest rates and investors’ search for yield helped to support global real estate prices. Around the world, central banks kept borrowing rates near record lows, helping to boost profits for real estate investment trusts (REITs) and generally making it cheaper to build new office buildings, warehouses, and other commercial projects. Those same low rates prompted investors to search for yield in non-traditional asset classes such as real estate.
Even if interest rates begin to normalize higher, we believe global real estate assets may benefit from a range of supporting factors, such as accelerating economic growth rates outside the U.S. and accommodative monetary policies. Monetary policies are likely to remain more accommodative in key developed markets such as Europe and Japan, meaning borrowing costs could remain low for quite some time. Any pullback in equities and fixed income might also bring renewed attention to real estate assets, which historically have shown little correlation with such assets and, therefore, may reduce volatility and improve risk-adjusted returns in a portfolio.
It may be difficult to replicate the gains of real estate in the last reporting period, especially for U.S. investments facing the prospect of higher interest rates. But we believe that the fund’s exposure to real estate in the U.S. and
Asset Class Performance Comparison % returns during the six months ended 8/31/2016

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Certain discussions above contain forward-looking statements based on the investment adviser's beliefs and assumptions. Actual results could differ materially.
Schwab Fundamental Global Real Estate Index Fund3

From the President continued

For the six-month reporting period ended August 31, 2016, the Schwab Fundamental Global Real Estate Index Fund (the fund) generated a double-digit return of 17.4% as low interest rates and investors’ search for yield helped to support global real estate prices.

abroad will help spread out some of the risks tied to higher borrowing costs. The REITs in the fund invest in a wide range of commercial properties, such as office complexes, apartment buildings, shopping malls, and hotels. In addition, the fund’s global reach may help reduce the influence of any singular geographic real estate market on its returns. It also provides investors exposure to emerging economies around the world that have been growing at a faster rate than the U.S. economy.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Fundamental Global Real Estate Index Fund, please continue reading this report, or you can find further details about the fund by visiting our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,

4Schwab Fundamental Global Real Estate Index Fund

The Investment Environment
Over the six-month reporting period ended August 31, 2016, most global real estate securities generated positive returns amid expanding demand and accommodative monetary policies by many of the world’s central banks. The Dow Jones U.S. Select REIT Index returned 17.40% for the reporting period, and the FTSE EPRA/NAREIT Global Index (Net), representing general trends in eligible real estate securities worldwide, returned 16.42%. In the overall U.S. stock market, the S&P 500® Index returned 13.60% for the reporting period. Outside the U.S., the MSCI EAFE Index (Net), a broad measure of developed international equity performance, and the MSCI Emerging Markets (Net) Index, returned 10.35% and 22.69%, respectively.
U.S. central bank policy remained a source of uncertainty over the reporting period. The Federal Reserve (Fed) left the federal funds rate unchanged at meetings in March, April, and June as concerns remained about lackluster global growth and the durability of the U.S. economic recovery, as well as continued muted inflation. The pace of potential future short-term interest rate increases was further complicated by the United Kingdom’s (U.K.) decision in late June to leave the European Union, also known as Brexit, while inconsistent labor numbers also played a role. Though the Fed again left rates unchanged at its final meeting of the reporting period in July, Fed officials noted that they believed the near-term risks to the U.S. economy had receded, increasing the chances of a rate hike by the end of 2016. Continued low interest rates in the U.S. helped the performances of many dividend-paying investments (including REITs), as many investors sought potentially higher returns than those generated by fixed-income instruments such as bonds.
While moves toward tighter monetary policy in the U.S. stalled over the reporting period, many other countries’ central banks maintained or increased accommodative policy measures to combat struggling economic growth. The Bank of Japan expanded its quantitative easing program and maintained negative interest rates over the reporting period, following other negative interest rate policies in Switzerland, Sweden, and Denmark. Meanwhile, the European Central Bank (ECB) expanded its bond purchase program and cut its deposit rate further into negative territory. The ECB also launched a plan to provide cheap funding for European banks, enabling these banks to increase lending to consumers and corporations. Following the June Brexit vote, the Bank of England increased accommodative measures by cutting its benchmark rate and announcing an expanded stimulus package. Many emerging market central banks also took steps to fuel economic growth over the reporting period. Central banks in Turkey and Indonesia decreased key interest rates during the six months, while the People’s Bank of China cut its reserve requirement and further expanded its lending facilities. Many of these accommodative policies helped to support the drivers of global real estate demand, along with continued overall inflation and low vacancy levels.
During the reporting period, global economic growth remained unsteady and added to market movements. Early in the six months, concerns about China’s decelerating economy and several currency devaluations contributed to this heightened market volatility, as did sharp fluctuations in oil and commodity prices. Later in the reporting period in June, the Brexit vote triggered a sharp selloff in global equities and sent the British pound down by more than 7%. With the full effects of this referendum unknown, many global real estate developers paused to reevaluate current projects and some investors left publicly traded-real estate companies in both the U.K. and the rest of Europe.
Within the U.S. REIT market, Industrial REITs generated one of the best performances for the six months, driven by double-digit returns for all REITs in this subindustry. Industrial REITs are less sensitive to interest rates and have benefitted from the continued growth of e-commerce. Even in a slowly growing economy with heightened market volatility, Industrial REITs experienced strong demand and occupancy levels near all-time highs. In comparison, Specialized REITs, which include self-storage REITs, had the only negative returns in the Dow Jones U.S. Select REIT Index. After being a top performer for several years, some Specialized REITs have experienced a recent slowdown in growth, contributing to this subindustry’s underperformance.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Schwab Fundamental Global Real Estate Index Fund5

Fund Management
Agnes Hong, CFA, Vice President and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.
6Schwab Fundamental Global Real Estate Index Fund

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of 08/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Average Annual Total Returns1,2
Fund and Inception Date	6 Months	1 Year	Since Inception
Fund: Schwab Fundamental Global Real Estate Index Fund (10/22/14)	17.40% [3]	18.60%	8.29%
Russell Fundamental Global Select Real Estate Index (Net)[4]	17.29%	18.73%	8.16%
FTSE EPRA/NAREIT Global Index (Net)[4]	16.42%	17.42%	7.64%
Fund Category: Morningstar Global Real Estate	14.52%	13.37%	6.22%
Fund Expense Ratios5: Net 0.49%; Gross 0.81%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance quoted would be lower.
For index definitions, please see the Glossary.
The fund's performance relative to the index may be affected by fair value pricing, see financial note 2 for more information.
Small-company stocks may be subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Index ownership — “Russell Fundamental Global Select Real Estate Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Global Real Estate Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns may have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semi-annual reports.
[4]	The total return cited for the index is calculated net of foreign withholding taxes.
[5]	As stated in the fund's prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the reporting period, refer to the Financial Highlights section of the financial statements.
Schwab Fundamental Global Real Estate Index Fund7

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of 08/31/16 continued
Statistics
Number of Holdings	280
Weighted Average Market Cap (millions)	$14,233
Price/Earnings Ratio (P/E)	17.1
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate[1]	13%
Industry Weightings % of Investments
Retail REITs	18.3%
Diversified Real Estate Activities	16.2%
Office REITs	10.3%
Real Estate Development	10.1%
Diversified REITs	9.8%
Specialized REITs	8.0%
Health Care REITs	6.2%
Residential REITs	5.4%
Real Estate Operating Companies	5.2%
Industrial REITs	3.9%
Hotel & Resort REITs	3.4%
Real Estate Services	1.7%
Homebuilding	0.4%
Multi-Sector Holdings	0.3%
Industrial Conglomerates	0.1%
Other Investment Company	0.5%
Short-Term Investments	0.2%
Total	100.0%
Top Holdings % of Net Assets[2]
Simon Property Group, Inc.	2.9%
Daito Trust Construction Co., Ltd.	1.8%
Unibail-Rodamco SE	1.8%
Iron Mountain, Inc.	1.7%
Mitsui Fudosan Co., Ltd.	1.7%
Ventas, Inc.	1.7%
Sun Hung Kai Properties Ltd.	1.6%
Mitsubishi Estate Co., Ltd.	1.6%
HCP, Inc.	1.5%
Stockland	1.5%
Total	17.8%
Country Weightings % of Investments
United States	44.9%
Japan	11.5%
Hong Kong	8.6%
Australia	8.4%
China	7.4%
France	4.4%
United Kingdom	2.6%
Singapore	2.5%
Other Countries	9.7%
Total	100.0%
Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Industry Classifications: S&P and MSCI.
[1]	Not annualized.
[2]	This list is not a recommendation of any security by the investment adviser.
8Schwab Fundamental Global Real Estate Index Fund

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2016 and held through August 31, 2016.
The Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
The Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees, or any non-routine expenses, such as proxy fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or non-routine expenses were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 3/1/16	Ending Account Value (Net of Expenses) at 8/31/16	Expenses Paid During Period[2] 3/1/16–8/31/16
Schwab Fundamental Global Real Estate Index Fund
Actual Return	0.49%	$1,000.00	$1,173.80	$2.68
Hypothetical 5% Return	0.49%	$1,000.00	$ 1,022.73	$ 2.50

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights. This ratio does not include certain non-routine expenses, such as proxy expenses.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
Schwab Fundamental Global Real Estate Index Fund9

Schwab Fundamental Global Real Estate Index Fund
Financial Statements
Financial Highlights
	3/1/16– 8/31/16*	3/1/15– 2/29/16	10/22/14 [1]– 2/28/15
Per-Share Data
Net asset value at beginning of period	$9.53	$10.74	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.22	0.27	0.10
Net realized and unrealized gains (losses)	1.42	(1.21)	0.75
Total from investment operations	1.64	(0.94)	0.85
Less distributions:
Distributions from net investment income	(0.19)	(0.27)	(0.11)
Distributions from net realized gains	—	—	(0.00) [3]
Total distributions	(0.19)	(0.27)	(0.11)
Net asset value at end of period	$10.98	$9.53	$10.74
Total return	17.38% [4]	(8.91%)	8.57% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.49% [5]	0.50% [6]	0.13% [7],[8]
Gross operating expenses	0.89% [5]	0.89%	2.58% [7]
Net investment income (loss)	4.10% [5]	2.65%	2.62% [7]
Portfolio turnover rate	13% [4]	26%	4% [4]
Net assets, end of period (x 1,000,000)	$95	$84	$105

*	Unaudited.

Commencement of operations.

Calculated based on the average shares outstanding during the period.

Amount is less than $0.005.

Not annualized.

Annualized (except for proxy costs).

The ratio of net operating expenses would have been 0.49%, if certain non-routine expenses had not been incurred.

Annualized (except for offering costs on the gross operating expenses ratio).

The ratio presented for period ended 2/28/15 is a blended ratio.
10    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings  as of August 31, 2016 (Unaudited)
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.1%	Common Stock	88,032,554	93,793,365
0.5%	Other Investment Company	439,149	457,560
0.2%	Short-Term Investments	213,641	213,641
99.8%	Total Investments	88,685,344	94,464,566
0.2%	Other Assets and Liabilities, Net		168,791
100.0%	Net Assets		94,633,357

Security	Number of Shares	Value ($)
Common Stock 99.1% of net assets
Australia 8.3%
Real Estate 8.3%
Charter Hall Retail REIT	30,799	98,901
Cromwell Property Group	30,173	23,107
Dexus Property Group	81,440	594,067
Goodman Group	97,719	556,412
Investa Office Fund	46,355	158,677
LendLease Group	100,355	1,039,915
Mirvac Group	441,170	767,839
Scentre Group	291,866	1,088,859
Stockland	380,437	1,384,989
The GPT Group	119,970	479,867
Vicinity Centres	189,151	470,028
Westfield Corp.	151,739	1,163,830
		7,826,491
Austria 0.3%
Real Estate 0.3%
BUWOG AG *	1,631	42,428
CA Immobilien Anlagen AG *	1,483	28,146
Conwert Immobilien Invest SE *	1,853	32,537
IMMOFINANZ AG *	92,964	212,488
		315,599
Belgium 0.4%
Real Estate 0.4%
Befimmo S.A.	1,758	117,756
Cofinimmo S.A.	1,730	213,300
		331,056
Security	Number of Shares	Value ($)
Brazil 1.0%
Consumer Durables & Apparel 0.4%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	116,589	381,625
Real Estate 0.6%
BR Malls Participacoes S.A. *	78,572	300,254
BR Properties S.A.	56,260	147,218
Multiplan Empreendimentos Imobiliarios S.A.	7,761	140,141
		587,613
		969,238
Canada 2.1%
Real Estate 2.1%
Artis Real Estate Investment Trust	9,653	93,188
Boardwalk Real Estate Investment Trust	2,980	114,505
Canadian Apartment Properties REIT	4,791	109,162
Canadian Real Estate Investment Trust	3,597	133,304
Chartwell Retirement Residences	2,200	25,885
Colliers International Group, Inc.	2,569	105,706
Cominar Real Estate Investment Trust	11,293	141,658
Dream Global Real Estate Investment Trust	4,777	32,602
Dream Office Real Estate Investment Trust	8,919	109,226
First Capital Realty, Inc.	10,410	176,146
Granite Real Estate Investment Trust	4,948	157,261
H&R Real Estate Investment Trust	13,471	239,548
RioCan Real Estate Investment Trust	16,999	356,987
Smart Real Estate Investment Trust	5,689	153,743
		1,948,921
China 7.4%
Real Estate 7.4%
Agile Group Holdings Ltd.	738,000	418,623
China Evergrande Group	690,000	475,246
China Jinmao Holdings Group Ltd.	582,000	181,068
China Overseas Grand Oceans Group Ltd. *	86,000	27,089
China Overseas Land & Investment Ltd.	312,000	1,027,598
China Resources Land Ltd.	192,000	538,787
China South City Holdings Ltd.	492,000	105,691
China Vanke Co., Ltd., Class H	109,800	280,832
Country Garden Holdings Co., Ltd.	980,000	496,673
Dalian Wanda Commercial Properties Co., Ltd., Class H (b)	77,200	523,308
Greentown China Holdings Ltd. *	337,500	274,940
Guangzhou R&F Properties Co., Ltd., Class H	296,600	499,863
KWG Property Holding Ltd.	217,000	145,316
Longfor Properties Co., Ltd.	145,000	233,119
Poly Property Group Co., Ltd. *	701,000	200,005
Shenzhen Investment Ltd.	270,000	129,109
Shimao Property Holdings Ltd.	266,000	369,177
Sino-Ocean Group Holding Ltd.	628,000	290,755
SOHO China Ltd.	698,500	416,384

See financial notes    11

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings (Unaudited) continued
Security	Number of Shares	Value ($)
Sunac China Holdings Ltd.	316,000	218,807
Yuexiu Property Co., Ltd.	1,180,000	179,081
		7,031,471
France 4.4%
Real Estate 4.4%
Fonciere Des Regions	4,800	449,250
Gecina S.A.	2,581	404,530
ICADE	5,320	411,322
Klepierre	12,953	608,311
Mercialys S.A.	7,125	165,930
Nexity S.A. *	7,311	383,665
Unibail-Rodamco SE	6,269	1,725,023
		4,148,031
Germany 1.0%
Real Estate 1.0%
Deutsche Wohnen AG	6,321	237,288
LEG Immobilien AG *	1,964	191,452
TAG Immobilien AG	2,699	38,787
Vonovia SE	13,120	509,762
		977,289
Hong Kong 8.6%
Real Estate 8.6%
Cheung Kong Property Holdings Ltd.	21,000	147,220
Great Eagle Holdings Ltd.	32,000	144,147
Hang Lung Group Ltd.	102,000	372,872
Hang Lung Properties Ltd.	178,000	404,599
Henderson Land Development Co., Ltd.	48,750	284,433
Hongkong Land Holdings Ltd.	79,900	517,855
Hopewell Holdings Ltd.	26,500	93,285
Hysan Development Co., Ltd.	31,000	149,473
Kerry Properties Ltd.	111,500	323,821
Link REIT	105,000	762,711
New World Development Co., Ltd.	737,000	921,609
Shui On Land Ltd.	544,000	154,088
Sino Land Co., Ltd.	240,000	410,182
Sun Hung Kai Properties Ltd.	110,000	1,545,310
Swire Properties Ltd.	75,200	211,505
The Wharf Holdings Ltd.	145,000	1,021,892
Wheelock & Co., Ltd.	121,000	690,923
		8,155,925
India 0.2%
Real Estate 0.2%
DLF Ltd.	75,324	173,965
Italy 0.1%
Real Estate 0.1%
Beni Stabili S.p.A *	132,734	81,426
Japan 11.4%
Real Estate 11.4%
Activia Properties, Inc.	7	35,695
Advance Residence Investment Corp.	84	224,101
Aeon Mall Co., Ltd.	16,000	225,526
Security	Number of Shares	Value ($)
Daikyo, Inc.	89,000	141,307
Daito Trust Construction Co., Ltd.	11,800	1,738,196
Frontier Real Estate Investment Corp.	28	136,939
Hulic Co., Ltd.	3,400	32,241
Japan Excellent, Inc.	105	141,566
Japan Prime Realty Investment Corp.	48	212,307
Japan Real Estate Investment Corp.	73	429,257
Kenedix Office Investment Corp.	30	181,007
Leopalace21 Corp.	57,300	380,334
Mitsubishi Estate Co., Ltd.	79,000	1,496,660
Mitsui Fudosan Co., Ltd.	74,000	1,597,933
Mori Trust Sogo REIT, Inc.	57	100,677
Nippon Accommodations Fund, Inc.	31	132,901
Nippon Building Fund, Inc.	91	556,942
Nippon Prologis REIT, Inc.	53	127,175
Nomura Real Estate Holdings, Inc.	24,800	404,466
NTT Urban Development Corp.	13,800	126,835
Orix JREIT, Inc.	124	216,894
Relo Group, Inc.	900	127,644
Sumitomo Realty & Development Co., Ltd.	40,000	1,057,929
Tokyo Tatemono Co., Ltd.	21,100	248,041
Tokyu Fudosan Holdings Corp.	75,200	419,492
Tokyu REIT, Inc.	25	34,252
United Urban Investment Corp.	163	290,677
		10,816,994
Netherlands 0.6%
Real Estate 0.6%
Eurocommercial Properties N.V. CVA	3,391	154,334
NSI N.V.	24,000	101,844
Vastned Retail N.V.	2,856	118,270
Wereldhave N.V.	3,100	148,801
		523,249
Philippines 0.3%
Real Estate 0.3%
Ayala Land, Inc.	160,000	132,004
SM Prime Holdings, Inc.	260,000	166,372
		298,376
Singapore 2.5%
Real Estate 2.5%
Ascendas Real Estate Investment Trust	149,000	267,772
CapitaLand Commercial Trust	144,700	163,943
CapitaLand Ltd.	242,900	546,161
CapitaLand Mall Trust	172,000	272,536
Global Logistic Properties Ltd.	142,000	188,808
Mapletree Greater China Commercial Trust	155,800	125,693
Mapletree Industrial Trust	85,800	112,057
Mapletree Logistics Trust	124,700	97,844
Suntec Real Estate Investment Trust	121,300	149,012
UOL Group Ltd.	54,100	220,434
Wing Tai Holdings Ltd.	89,100	111,769
Yanlord Land Group Ltd.	123,600	114,208
		2,370,237

12    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings (Unaudited) continued
Security	Number of Shares	Value ($)
South Africa 1.0%
Real Estate 1.0%
Emira Property Fund Ltd.	85,905	82,680
Growthpoint Properties Ltd.	262,194	453,979
Redefine Properties Ltd.	314,806	236,436
SA Corporate Real Estate Fund Nominees Pty Ltd.	366,391	130,088
Vukile Property Fund Ltd.	14,761	17,153
		920,336
Sweden 0.9%
Diversified Financials 0.3%
LE Lundbergfortagen AB, B Shares	4,166	254,628
Real Estate 0.6%
Castellum AB	15,242	230,441
Fabege AB	7,897	146,367
Kungsleden AB	16,735	129,469
Wihlborgs Fastigheter AB	4,608	100,088
		606,365
		860,993
Switzerland 0.5%
Real Estate 0.5%
Allreal Holding AG - Reg'd *	1,130	166,705
Mobimo Holding AG - Reg'd *	187	46,637
PSP Swiss Property AG - Reg'd	250	23,955
Swiss Prime Site AG - Reg'd *	2,918	256,743
		494,040
Taiwan 0.8%
Real Estate 0.8%
Chong Hong Construction Co., Ltd.	71,800	118,301
Farglory Land Development Co., Ltd.	100,000	116,627
Highwealth Construction Corp.	170,700	265,061
Huaku Development Co., Ltd.	65,000	109,682
Ruentex Development Co., Ltd. *	116,000	135,713
		745,384
United Arab Emirates 0.5%
Real Estate 0.5%
Aldar Properties PJSC	43,000	32,260
Emaar Properties PJSC	246,000	475,075
		507,335
United Kingdom 2.6%
Real Estate 2.6%
Countrywide plc	5,210	17,926
Derwent London plc	2,686	96,345
Grainger plc	9,517	28,948
Hammerson plc	48,511	369,553
Intu Properties plc	77,430	321,589
Land Securities Group plc	48,726	699,985
Savills plc	15,176	147,434
Segro plc	59,325	353,129
Security	Number of Shares	Value ($)
Shaftesbury plc	6,179	78,501
The British Land Co., plc	38,508	335,388
		2,448,798
United States 44.2%
Real Estate 44.2%
Acadia Realty Trust	700	25,858
Alexandria Real Estate Equities, Inc.	3,641	400,838
Altisource Residential Corp.	3,383	37,112
American Campus Communities, Inc.	6,172	309,279
American Tower Corp.	11,792	1,336,977
Apartment Investment & Management Co., Class A	7,179	324,347
Apple Hospitality REIT, Inc.	4,542	89,114
Ashford Hospitality Trust, Inc.	6,767	47,166
AvalonBay Communities, Inc.	4,209	736,617
Boston Properties, Inc.	8,017	1,123,422
Brandywine Realty Trust	17,540	282,920
Brixmor Property Group, Inc.	9,753	278,546
Camden Property Trust	5,034	441,834
Care Capital Properties, Inc.	1,134	34,009
CBL & Associates Properties, Inc.	25,670	366,311
CBRE Group, Inc., Class A *	15,495	463,146
Chesapeake Lodging Trust	1,066	27,162
Columbia Property Trust, Inc.	17,199	405,552
Corporate Office Properties Trust	10,074	287,310
Corrections Corp. of America	24,408	388,819
Cousins Properties, Inc.	2,657	29,280
Crown Castle International Corp.	7,941	752,569
CubeSmart	4,040	111,221
DCT Industrial Trust, Inc.	4,106	200,003
DDR Corp.	14,945	282,610
DiamondRock Hospitality Co.	18,477	195,671
Digital Realty Trust, Inc.	8,349	827,302
Douglas Emmett, Inc.	7,812	293,419
Duke Realty Corp.	20,082	564,706
DuPont Fabros Technology, Inc.	3,238	137,291
EastGroup Properties, Inc.	2,140	157,033
EPR Properties	3,634	284,615
Equinix, Inc.	1,416	522,008
Equity Commonwealth *	13,524	423,166
Equity LifeStyle Properties, Inc.	2,809	217,782
Equity One, Inc.	4,239	131,579
Equity Residential	16,684	1,082,291
Essex Property Trust, Inc.	1,500	340,650
Extra Space Storage, Inc.	2,424	195,253
Federal Realty Investment Trust	2,638	419,442
First Industrial Realty Trust, Inc.	1,300	37,401
Franklin Street Properties Corp.	10,048	126,203
Gaming & Leisure Properties, Inc.	2,106	72,046
General Growth Properties, Inc.	25,855	753,415
Government Properties Income Trust	7,367	171,651
Gramercy Property Trust	13,364	129,364
HCP, Inc.	35,301	1,388,388
Healthcare Realty Trust, Inc.	6,934	243,106
Healthcare Trust of America, Inc., Class A	6,518	219,917
Hersha Hospitality Trust	4,470	87,344
Highwoods Properties, Inc.	6,520	345,821
Hospitality Properties Trust	21,918	668,280
Host Hotels & Resorts, Inc.	66,760	1,189,663

See financial notes    13

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings (Unaudited) continued
Security	Number of Shares	Value ($)
Investors Real Estate Trust	15,524	103,079
Iron Mountain, Inc.	41,877	1,608,496
Jones Lang LaSalle, Inc.	3,750	437,813
Kilroy Realty Corp.	3,596	261,177
Kimco Realty Corp.	21,180	636,459
LaSalle Hotel Properties	8,243	231,299
Lexington Realty Trust	21,300	229,827
Liberty Property Trust	12,882	531,125
Life Storage, Inc.	1,343	120,870
Mack-Cali Realty Corp.	15,298	424,673
Medical Properties Trust, Inc.	9,992	152,578
Mid-America Apartment Communities, Inc.	2,910	273,511
Monogram Residential Trust, Inc.	3,625	38,135
National Retail Properties, Inc.	5,549	278,005
NorthStar Realty Finance Corp.	11,931	159,160
Omega Healthcare Investors, Inc.	6,674	241,599
Paramount Group, Inc.	2,726	49,068
Pebblebrook Hotel Trust	1,110	33,344
Pennsylvania Real Estate Investment Trust	6,195	155,433
Piedmont Office Realty Trust, Inc., Class A	20,033	432,913
Post Properties, Inc.	2,405	159,403
Prologis, Inc.	20,267	1,076,380
PS Business Parks, Inc.	1,166	129,169
Public Storage	4,583	1,026,317
Realogy Holdings Corp.	11,921	319,960
Realty Income Corp.	6,574	432,109
Regency Centers Corp.	4,497	362,188
Retail Properties of America, Inc., Class A	21,063	358,071
RLJ Lodging Trust	10,090	235,501
Ryman Hospitality Properties, Inc.	4,041	218,052
Sabra Health Care REIT, Inc.	6,567	167,327
Senior Housing Properties Trust	23,474	524,409
Simon Property Group, Inc.	12,609	2,716,861
SL Green Realty Corp.	3,870	455,576
Spirit Realty Capital, Inc.	13,597	180,160
Sun Communities, Inc.	2,044	156,407
Sunstone Hotel Investors, Inc.	10,047	139,553
Tanger Factory Outlet Centers, Inc.	5,587	227,056
Taubman Centers, Inc.	3,885	301,748
The GEO Group, Inc.	9,069	181,743
The Macerich Co.	6,896	564,713
Tier REIT, Inc.	1,342	21,499
UDR, Inc.	11,741	424,789
Ventas, Inc.	21,949	1,595,034
VEREIT, Inc.	6,472	67,632
Vornado Realty Trust	11,808	1,219,885
Washington Prime Group, Inc.	6,543	89,901
Washington Real Estate Investment Trust	6,172	200,590
Weingarten Realty Investors	8,229	339,446
Welltower, Inc.	16,218	1,244,732
WP Carey, Inc.	3,817	254,403
Xenia Hotels & Resorts, Inc.	3,100	52,204
		41,848,211
Total Common Stock
(Cost $88,032,554)		93,793,365

Security	Number of Shares	Value ($)
Other Investment Company 0.5% of net assets
Equity Fund 0.5%
United States 0.5%
SPDR Dow Jones Global Real Estate ETF	9,000	457,560
Total Other Investment Company
(Cost $439,149)		457,560

Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.2% of net assets
Time Deposits 0.2%
Brown Brothers Harriman
Canadian Dollar
0.05%, 09/01/16 (a)	2,084	1,589
Euro
(0.54%), 09/01/16 (a)	2,386	2,662
Great British Pound
0.05%, 09/01/16 (a)	604	793
Hong Kong Dollar
0.01%, 09/01/16 (a)	21,634	2,789
Japanese Yen
(0.39%), 09/01/16 (a)	69,431	671
Singapore Dollar
0.01%, 09/01/16 (a)	7,342	5,389
South African Rand
6.19%, 09/01/16 (a)	1,217	83
Swedish Krona
(1.11%), 09/01/16 (a)	3,683	430
Swiss Franc
(1.45%), 09/01/16 (a)	157	159
National Australia Bank
Australian Dollar
0.44%, 09/01/16 (a)	171,517	128,904
Sumitomo Mitsui Banking Corp.
U.S. Dollar
0.15%, 09/01/16 (a)	70,172	70,172
Total Short-Term Investments
(Cost $213,641)		213,641

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $89,117,941 and the unrealized appreciation and depreciation were $10,069,026 and ($4,722,401), respectively, with a net unrealized appreciation of $5,346,625.

14    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings (Unaudited) continued
As of 08/31/16, the values of certain foreign securities held by the fund aggregating $48,529,252 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees.
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $523,308 or 0.6% of net assets.

CVA —	Dutch Certificate
ETF —	Exchange-traded fund
Reg'd —	Registered
REIT —	Real Estate Investment Trust
SPDR —	Standard & Poor's Depositary Receipts
In addition to the above, the fund held the following at 08/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 09/16/16	1	84,380	(557)
MSCI EMG MKT, e-mini, Long, expires 09/16/16	1	44,395	(662)
S&P 500 Index, e-mini, Long, expires 09/16/16	1	108,475	(77)
Net Unrealized Depreciation			(1,296)

The following is a summary of the inputs used to value the fund's investments as of August 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$—	$47,089,370	$—	$47,089,370
Brazil [1]	969,238	—	—	969,238
Canada [1]	1,948,921	—	—	1,948,921
Netherlands
Real Estate	118,270	404,979	—	523,249
South Africa
Real Estate	212,768	707,568	—	920,336
Switzerland
Real Estate	166,705	327,335	—	494,040
United States[1]	41,848,211	—	—	41,848,211
Other Investment Company	457,560	—	—	457,560
Short-Term Investments[1]	—	213,641	—	213,641
Total	$45,721,673	$48,742,893	$—	$94,464,566
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($1,296)	$—	$—	($1,296)
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $316,603 from Level 2 to Level 1 for the period ended August 31, 2016. The transfers between Level 2 and Level 1 were primarily due to the use of international fair valuation by the fund. There were no transfers from Level 1 to Level 2 and no transfers in or out of Level 3 during the period.
See financial notes    15

Schwab Fundamental Global Real Estate Index Fund
Statement of
Assets and Liabilities
As of August 31, 2016; unaudited
Assets
Investments, at value (cost $88,685,344)		$94,464,566
Foreign currency, at value (cost $1,250)		1,259
Deposit with broker for futures contracts		10,400
Receivables:
Fund shares sold		151,082
Dividends		110,584
Foreign tax reclaims		11,821
Prepaid expenses	+	18,294
Total assets		94,768,006
Liabilities
Payables:
Investment adviser and administrator fees		8,994
Shareholder service fees		1,966
Independent trustees' fees		403
Fund shares redeemed		42,705
Variation margin on futures contracts		1,005
Due to custodian		683
Foreign capital gains tax		468
Accrued expenses	+	78,425
Total liabilities		134,649
Net Assets
Total assets		94,768,006
Total liabilities	–	134,649
Net assets		$94,633,357
Net Assets by Source
Capital received from investors		88,657,749
Net investment income not yet distributed		210,639
Net realized capital losses		(11,148)
Net unrealized capital appreciation		5,776,117

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$94,633,357		8,622,059		$10.98

16    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Statement of
Operations
For the period March 1, 2016 through August 31, 2016; unaudited
Investment Income
Dividends (net of foreign withholding tax of $114,213)		$2,117,363
Interest	+	90
Total investment income		2,117,453
Expenses
Investment adviser and administrator fees		184,439
Shareholder service fees		45,894
Index fees		39,539
Professional fees		38,712
Shareholder reports		24,187
Portfolio accounting fees		23,009
Custodian fees		16,040
Registration fees		11,799
Transfer agent fees		11,296
Independent trustees' fees		4,234
Proxy fees		849
Interest expense		55
Other expenses	+	8,469
Total expenses		408,522
Expense reduction by CSIM and its affiliates	–	181,681
Net expenses	–	226,841
Net investment income		1,890,612
Realized and Unrealized Gains (Losses)
Net realized gains on investments		665,409
Net realized gains on foreign currency transactions	+	11,560
Net realized gains		676,969
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of ($468))		11,701,732
Net change in unrealized appreciation (depreciation) on futures contracts		(1,296)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(1,976)
Net change in unrealized appreciation (depreciation)	+	11,698,460
Net realized and unrealized gains		12,375,429
Increase in net assets resulting from operations		$14,266,041
See financial notes    17

Schwab Fundamental Global Real Estate Index Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Figures for the current period are unaudited
Operations
	3/1/16-8/31/16		3/1/15-2/29/16
Net investment income		$1,890,612	$2,562,901
Net realized gains (losses)		676,969	(569,317)
Net change in unrealized appreciation (depreciation)	+	11,698,460	(11,236,920)
Increase (decrease) in net assets from operations		14,266,041	(9,243,336)
Distributions to Shareholders
Distributions from net investment income		($1,651,016)	($2,655,237)

Transactions in Fund Shares
		3/1/16-8/31/16		3/1/15-2/29/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		721,934	$7,691,094	1,918,394	$19,727,219
Shares reinvested		123,493	1,262,919	200,489	2,071,587
Shares redeemed	+	(1,028,214)	(10,824,660)	(3,121,007)	(31,289,328)
Net transactions in fund shares		(182,787)	($1,870,647)	(1,002,124)	($9,490,522)
Shares Outstanding and Net Assets
		3/1/16-8/31/16		3/1/15-2/29/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,804,846	$83,888,979	9,806,970	$105,278,074
Total increase or decrease	+	(182,787)	10,744,378	(1,002,124)	(21,389,095)
End of period		8,622,059	$94,633,357	8,804,846	$83,888,979
Net investment income not yet distributed/Distributions in excess of net investment income			$210,639		($28,957)
18    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited
1. Business Structure of the Fund:
Schwab Fundamental Global Real Estate Index Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
Schwab Capital Trust (organized May 7, 1993)	Schwab Target 2010 Fund
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2015 Fund
Schwab Fundamental US Large Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2030 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2035 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2040 Fund
Schwab ® S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2055 Fund
Schwab International Index Fund®	Schwab Target 2060 Fund
Schwab MarketTrack All Equity Portfolio™	Schwab ® Monthly Income Fund — Moderate Payout
Schwab MarketTrack Growth Portfolio™	Schwab ® Monthly Income Fund — Enhanced Payout
Schwab MarketTrack Balanced Portfolio™	Schwab ® Monthly Income Fund — Maximum Payout
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2010 Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Target 2015 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2020 Index Fund
Schwab Balanced Fund™	Schwab Target 2025 Index Fund
Schwab Core Equity Fund™	Schwab Target 2030 Index Fund
Schwab Dividend Equity Fund™	Schwab Target 2035 Index Fund
Schwab Large-Cap Growth Fund™	Schwab Target 2040 Index Fund
Schwab Small-Cap Equity Fund™	Schwab Target 2045 Index Fund
Schwab Hedged Equity Fund™	Schwab Target 2050 Index Fund
Schwab Health Care Fund™	Schwab Target 2055 Index Fund
Schwab ® International Core Equity Fund	Schwab Target 2060 Index Fund

Schwab Fundamental Global Real Estate Index Fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund's Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)
2. Significant Accounting Policies (continued):
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•  Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)
2. Significant Accounting Policies (continued):
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•  Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund's results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund's investments as of August 31, 2016 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Cash Management Transactions: The fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the fund to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
Real Estate Investment Trusts: The fund may own shares of real estate investment trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from U.S. REITs during the year, which are known to be a return of capital or realized gains, are recorded as a reduction to the cost of the individual U.S. REITs or realized gains on investments, respectively.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)
2. Significant Accounting Policies (continued):
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)
2. Significant Accounting Policies (continued):
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of August 31, 2016, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund's prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance may be below that of the index.
Small- and Mid-Cap Risk. Even the larger REITs and other real estate companies may be small- to medium-sized companies in relation to the equity markets as a whole. Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when small- and mid-cap stocks fall behind other types of investments—large-cap stocks, for instance—the fund’s small- and mid-cap holdings could reduce performance.
Real Estate Investment Risk. Due to the composition of the index, the fund will concentrate its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)
3. Risk Factors (continued):
limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs) and European Depositary receipts (EDRs), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investments in ADRs, GDRs, and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund's investments in a single country or a limited number of countries represent a large percentage of the fund's assets, the fund's performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of price volatility associated with the fund's investments in emerging market countries which may be magnified by currency fluctuations relative to the U.S. dollar and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund's use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack-of-availability risk, valuation risk, correlation risk and tax risk. Lack-of-availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase the fund's volatility, and could cause the fund to lose more than the initial amount invested.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)
3. Risk Factors (continued):
ETF Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operation, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.
4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:
% of Average Daily Net Assets
First $500 million	0.40%
$500 million to $5 billion	0.38%
$5 billion to $10 billion	0.36%
Over $10 billion	0.34%
For the period ended August 31, 2016, the aggregate advisory fee paid to CSIM by the fund was 0.40%, as a percentage of the fund's average daily net assets.
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund.
Pursuant to the Plan, the fund is subject to an annual shareholder servicing fee up to 0.10%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 0.49%.
CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The fund entered into a sublicense agreement with CSIM pursuant to which CSIM has agreed to sublicense certain Russell indices and trademarks to the fund. Under the sublicense agreement, the fund pays all applicable licensing fees.
The fund may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2016, the fund's total aggregate security transactions with other Schwab funds was $495,759 and includes realized gains (losses) of $41,127.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)
4. Affiliates and Affiliated Transactions (continued):
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.
5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, the fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. There were no borrowings from the line of credit during the period. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The fair value and variation margin for futures contracts held at August 31, 2016 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended August 31, 2016, the month-end average contract values of futures contracts held by the fund was $39,542 and the month-end average number of contracts held was 1.
8. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2016, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales/Maturities of Securities
$11,458,732	$13,352,230
9. Redemption Fee:
The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current period are:
Current Period (3/1/16-8/31/16)	Prior Period (3/1/15-2/29/16)
$198	$2,652

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)
10. Federal Income Taxes:
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 29, 2016, the fund had capital loss carryforwards of $272,182 with no expiration*.
*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.
As of February 29, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 29, 2016, the fund did not incur any interest or penalties.
11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (Board or Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (Agreement) between Schwab Capital Trust (Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Fundamental Global Real Estate Index Fund (Fund), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives extensive data provided by an independent provider of investment company data and an independent accounting firm. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at meetings held on May 9, 2016, and June 1, 2016, and approved the renewal of the Agreement with respect to the Fund for an additional one year term at the meeting held on June 1, 2016. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and Internet access and an array of account features that benefit the Fund and certain of its shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered the risk profile for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology, together with certain commentary thereon from an independent accounting firm. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers
The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)

Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	108	Director, The Charles Schwab Corporation (2008 – present)

Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Bloomberg Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones U.S. Select REIT Index  A float-adjusted market capitalization weighted index comprised of real estate investment trusts (REITs).
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index  An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index constituents are from developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not residents in the same country as the remitting company and who do not benefit from double taxation treaties. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index  A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell Fundamental Global Select Real Estate Index  An index that ranks and weights global real estate securities by three fundamental measures of company size—adjusted sales, retained operating cash flow and dividends plus buybacks—rather than by market capitalization. Fundamental scores are created using the members of the Russell Fundamental Global Index classified as Real Estate or Real Estate Investment Trusts according to the Russell Global Sectors classification scheme. Mortgage and Timber REITs are excluded. Securities are ranked by each fundamental factor, and individual factor weights are averaged to determine overall fundamental weights. Once the index has been created it is rebalanced quarterly using a tranche methodology. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.
Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.
The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company
    Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack All Equity Portfolio™
Schwab MarketTrack Growth Portfolio™
Schwab MarketTrack Balanced Portfolio™
Schwab MarketTrack Conservative Portfolio™
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout
Bond Funds
Schwab Short-Term Bond Market Fund™
Schwab Intermediate-Term Bond Fund™
Schwab Total Bond Market Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.
[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Effective October 14, 2016, all Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2016 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR87850-01
00179043

Item 2:	Code of Ethics.

Not applicable to this semi-annual report.

Item 3:	Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4:	Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)	(1)	Code of ethics – not applicable to this semi-annual report.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	10/10/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	10/10/16

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	10/10/16